UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2026

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1080
Miami, Florida 33131
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 9, 2026, Pulse Biosciences, Inc. (the “Company”) issued a press release announcing long-term follow-up data from its nPulse™ Vybrance™ Percutaneous Electrode System first-in-human feasibility study (the “Study”). These data were presented at the North American Society for Interventional Thyroidology 2026 meeting, on March 6, 2026, in Portland, Oregon, by Professor Stefano Spiezia, Chief of Endocrine Surgery at Ospedale del Mare, a principal investigator in the Study.

The Study is an extension of the initial feasibility study conducted by Prof. Spiezia at Ospedale del Mare in Naples, Italy, which evaluated nsPFA energy for the treatment of benign thyroid nodules. The Study was extended to allow for long-term follow-up of a subset of the patients included in the initial study. A total of 21 patients were subsequently monitored between 15 and 22 months to evaluate volume reduction trends over time.

Key findings from the Study reported by the Company include:

●	Durable 15-22 month results with an average 74% volume reduction of treated benign thyroid nodules with overwhelming satisfaction reported
●	Continued volume reduction improvements from 1 month through 22 months
●	No regrowth of nodules at 15-22 months
●	Patient reported Cosmetic Satisfaction: 100% were Highly Satisfied at final follow-up
●	Patient reported Overall Satisfaction: 95% were Highly Satisfied at final follow-up
●	No serious adverse events
●	No intranodular fibrosis detected on ultrasounds at 15-22 months
●	Potential for clinical durability of benign thyroid ablation

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1
Press Release issued by Pulse Biosciences, Inc. dated March 9, 2026 - Pulse Biosciences Announces Clinical Data from nPulseTM VybranceTM System First-in-Human Clinical Durability Study of Benign Thyroid Nodule Ablation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: March 9, 2026	By:	/s/ Jon Skinner
Jon Skinner
Chief Financial Officer (Principal Financial Officer)